Exhibit 10.1

16 September 2026

Harvey Industries Group Pty Ltd
PO Box 492
Harvey WA 6220

Dear Sir / Madam

Supply & Quality Agreement – Extension of Initial Term

1.
We refer to the Supply & Quality Agreement between Anteris Aus Operations Pty Ltd ACN 095 710 339 (Anteris) and Harvey Industries Group Pty Ltd ACN 117 597 985 (Harvey) (together, the Parties) dated 15 May 2024 as supplemented or amended from time to time (Agreement).

2.
Unless otherwise defined or the context otherwise requires, capitalised terms in this letter not otherwise defined herein have the meaning given in the Agreement.

3.
In accordance with clause 8.1 of the Agreement, the Initial Term remained effective until 24 May 2026 and Harvey agreed to supply Anteris under the Agreement for an additional four months from the end of the Initial Term.

4.
As contemplated by clause 8.1 of the Agreement, the Parties agree to extend the Initial Term of the Agreement for a Further Term expiring on the earlier of:

a.
31 December 2026; and

b.
the date on which a further supply and quality agreement between the Parties that is intended to replace the Agreement becomes effective.

5.
Clause 11 of the Agreement applies to this letter mutatatis mutandis.

6.
Please confirm Harvey’s agreement to this letter by signing and returning a copy of this letter.

REGISTERED OFFICE	Anteris Aus Operations Pty Ltd	26 Harris Road, Malaga, Western
Toowong Tower, Level 3, Suite 302		Australia, 6090
9 Sherwood Road
Toowong, QLD 4066		T: +61 1300 550 310
Australia	ACN: 095 710 339	info.au@anteristech.com
	BRISBANE | MINNEAPOLIS | GENEVA | MALAGA	anteristech.com

Executed as a deed.

Executed by Anteris Aus Operations Pty Ltd ACN 095 710 339 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ David St. Denis
/s/ Wayne Paterson	David St. Denis (Sep 22, 2026 09:48:45 CDT)
Signature of Director	Signature of Director/Secretary

Wayne Paterson	David St. Denis
Print name of Director	Print name of Director/Secretary

Executed by Harvey Industries Group Pty Ltd ACN 117 597 985 in accordance with section 127 of the Corporations Act 2001 (Cth):

/s/ Harvey John Gaynor	/s/ William Campbell Clapin
Signature of Director	Signature of ~~Director/~~Secretary

Harvey John Gaynor	William Campbell Clapin
Print name of Director	Print name of ~~Director/~~Secretary

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